Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of April 28, 2009 (the “Agreement”) is entered into among GFI GROUP INC., a Delaware corporation (“GFI”), GFI HOLDINGS LIMITED, a company incorporated under the laws of England and Wales (the “Foreign Borrower”; together with GFI, the “Borrowers”), the Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of February 24, 2006 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

(i)          “Restricted Stock Award” means any grant of a share of stock underlying an award permitted under any shareholder-approved equity incentive plan of GFI.

(ii)         “Fourth Amendment Effective Date” means April 28, 2009.

(iii)        “Impacted Lender” means any Lender that (a) has defaulted in fulfilling its obligations under one or more other syndicated credit facilities or (b) has an entity that controls such Lender which has been deemed insolvent or become subject to a bankruptcy or other similar proceeding.

(b)           The definition of “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders.  The amount of the Aggregate Revolving Commitments in effect on the Fourth Amendment Effective Date is ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($175,000,000).

(c)           The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Applicable Margin” means the following percentages per annum (as relevant to Commitment Fee, Letters of Credit and Eurocurrency Rate Loans and Base Rate Loans), based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a) for the most recent fiscal quarter of GFI:

Pricing Tier	Consolidated Leverage Ratio	Commitment Fee	Letters of Credit & Eurocurrency Rate Loans	Base Rate Loans
1	< 1.0 to 1.0	0.35%	2.25%	1.00%
2	< 1.5 to 1.0 but > 1.0 to 1.0	0.40%	2.50%	1.25%
3	> 1.5 to 1.0	0.50%	3.00%	1.75%

Any increase or decrease in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(a) in connection with the financial statements referred to in Sections 7.01(a) and (b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Tier 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(a), whereupon the Applicable Margin shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate.  The Applicable Margin in effect from the Fourth Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(a) for the fiscal quarter ending June 30, 2009 shall be determined based upon Pricing Tier 2.

(d)           The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Consolidated EBITDA” means, for any period, for GFI and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income (excluding extraordinary and other non-recurring gains and losses and interest income) for such period plus the following to the extent deducted in calculating such Consolidated Net Income:  (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by GFI and its Subsidiaries for such period and (c) the amount of depreciation and amortization expense (including any amortization related to signing bonuses, any amortization related to any forgivable loan made in lieu of or for the same purpose as a signing bonus and any amortization related to Restricted Stock Awards) for such period.

(e)           The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) the total of (i) Consolidated EBITDA for the twelve month period most recently ended for which GFI has delivered financial statements pursuant to

Section 7.01(a) or 7.01(b) minus (ii) capitalized signing bonuses during such period to (b) Consolidated Fixed Charges for the twelve month period most recently ended for which GFI has delivered financial statements pursuant to Section 7.01(a) or 7.01(b).

(f)            The definition of “Consolidated Interest Charges” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Consolidated Interest Charges” means, for any period, for GFI and its Subsidiaries on a consolidated basis, an amount equal to the sum of (i) all interest, premium payments, debt discount, fees, charges and related expenses of GFI and its Subsidiaries in connection with Indebtedness (including capitalized interest and other fees and charges incurred under any asset securitization program) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP; plus (ii) the portion of rent expense of GFI and its Subsidiaries with respect to such period under Capital Leases or Synthetic Leases that is treated as interest in accordance with GAAP.

(g)           Section 2.03(a)(iii)(E) of the Credit Agreement is hereby amended to read in its entirety as follows:

(E)           a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender or an Impacted Lender hereunder, unless such L/C Issuer has entered into satisfactory arrangements with GFI or such Lender to eliminate such L/C Issuer’s risk with respect to such Lender.

(h)           The following parenthetical is hereby added to the first sentence of Section 2.12  of the Credit Agreement immediately following the words “the participations in L/C Obligations held by it” to read in its entirety as follows:

(excluding any amounts received by any L/C Issuer to secure the obligations of a Defaulting Lender or an Impacted Lender to fund risk participations hereunder)

(i)            The word “and” is hereby deleted from the end of Section 8.01(p) of the Credit Agreement, the “.” at the end of Section 8.01(q) of the Credit Agreement is hereby replaced with “; and” and the following new Section 8.01(r) is hereby added after Section 8.01(q) of the Credit Agreement to read in its entirety as follows:

(r)            Liens, if any, in favor of any L/C Issuer to cash collateralize or otherwise secure the obligations of a Defaulting Lender or an Impacted Lender to fund risk participations hereunder.

(j)            Section 8.11(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

(b)           Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of each fiscal quarter of GFI to be greater than 2.00 to 1.0.

(k)           The following new Section 11.19 is hereby added to the end of Article XI of the Credit Agreement:

11.19       No Advisory or Fiduciary Responsibility.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), GFI acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement provided by the Administrative Agent and BAS, are arm’s-length commercial transactions between GFI and its Affiliates, on the one hand, and the Administrative Agent and BAS, on the other hand, (ii) GFI has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) GFI is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) the Administrative Agent and BAS each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent or fiduciary, for GFI or any of Affiliates or any other Person and (ii) neither the Administrative Agent nor BAS has any obligation to GFI or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent and BAS and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of GFI and its Affiliates, and neither the Administrative Agent nor BAS has any obligation to disclose any of such interests to GFI or its Affiliates.  To the fullest extent permitted by law, GFI hereby waives and releases, any claims that it may have against the Administrative Agent or BAS with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

(l)            Schedule 2.01 to the Credit Agreement is hereby amended to read in its entirety as provided on Schedule 2.01 attached hereto.

2.             Conditions Precedent.  This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)           receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrowers, the Guarantors and the Required Lenders;

(b)           receipt by the Administrative Agent of a certificate of a Responsible Officer of each Borrower and each other Loan Party, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel, (i) certifying that the Organization Documents of each Loan Party delivered on the Closing Date have not been amended, supplemented or otherwise modified since the Closing Date (except to the extent the Administrative Agent has been notified thereof in such certificate or in accordance with the Credit Agreement) and remain in full force and effect (as so amended, supplemented or otherwise modified, as applicable) as of the Fourth Amendment Effective Date and (ii) attaching resolutions of each Loan Party in form and substance reasonably satisfactory to the Administrative Agent and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Fourth Amendment Effective Date;

(c)           receipt by the Administrative Agent of a favorable opinion of legal counsel to the Loan Parties dated as of the Fourth Amendment Effective Date and addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent;

(d)           receipt by the Administrative Agent, for the account of each Lender that provides the Administrative Agent with an executed counterpart of this Agreement on or before 5 p.m. Eastern time on April 27, 2009, of a fee equal to twenty basis points (0.20%) on the Revolving Commitment of each such Lender after giving effect to this Agreement (as set forth on Schedule 2.01 hereto); and

(e)           receipt by the Administrative Agent and the Lenders of any other fees and expenses payable by GFI in connection with this Agreement.

3.             Miscellaneous.

(a)           The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)           The Borrowers and the Guarantors hereby represent and warrant as follows:

(i)            Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against it in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement other than those which have been obtained and are in full force and effect.

(iv)          The representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date.

(v)           No event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)           This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

GFI:	GFI GROUP INC.,
a Delaware corporation, as a Borrower and, with
respect to the Foreign Obligations, as a Guarantor

By:
Name:
Title:

FOREIGN BORROWER:	GFI HOLDINGS LIMITED,
a company incorporated under the
laws of England and Wales

By:
Name:
Title:

DOMESTIC GUARANTORS:	GFI GROUP LLC,
a New York limited liability company

By:
Name:
Title:

GFINET INC.,
a Delaware corporation

By:
Name:
Title:

GFI BROKERS LLC,
a Delaware limited liability company

By:
Name:
Title:

INTERACTIVE VENTURES LLC,
a Delaware limited liability company

By:
Name:
Title:

GFI GROUP INC.
FOURTH AMENDMENT

DOMESTIC GUARANTORS:	FENICS SOFTWARE INC.,
a Delaware corporation

By:
Name:
Title:

AMEREX BROKERS LLC,
a Delaware limited liability company

By:
Name:
Title:

FOREIGN GUARANTORS:	FENICS LIMITED,
a company incorporated under the
laws of England and Wales

By:
Name:
Title:

FENICS SOFTWARE LIMITED,
a company incorporated under the
laws of England and Wales

By:
Name:
Title:

GFINET EUROPE LIMITED,
a company incorporated under the
laws of England and Wales

By:
Name:
Title:

GFI GROUP INC.
FOURTH AMENDMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender and an L/C Issuer

By:
Name:
Title:

BANK OF MONTREAL,
as a Lender

By:
Name:
Title:

BARCLAYS BANK PLC,
as a Lender

By:
Name:
Title:

BROWN BROTHERS HARRIMAN & CO.,
as a Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:
Name:
Title:

GFI GROUP INC.
FOURTH AMENDMENT

Schedule 2.01

COMMITMENTS AND PRO RATA SHARES

Lender	Revolving Commitment	Pro Rata Share

Bank of America, N.A.	$49,528,301.89	28.301886792%
The Royal Bank of Scotland PLC	$42,924,528.30	24.528301887%
Barclays Bank PLC	$41,273,584.91	23.584905660%
Bank of Montreal	$29,716,981.13	16.981132075%
Brown Brothers Harriman & Co.	$11,556,603.77	6.603773585%
Total:	$175,000,000.00	100.000000000%

GFI GROUP INC.
FOURTH AMENDMENT